SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2007

Trust Certificates (TRUCs), Series 2001-2 Trust
(Exact name of registrant as specified in its charter)

New York	333-58504-02	13-7294824
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employee identification no.)

c/o U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, New York	10005
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:(212)-272-9422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 8, 2007 a partial redemption distribution was made to the holders of 19,979 Class A-1 Certificates issued by the Trust that were called for redemption in connection with the exercise by a Call Warrant holder of its right to purchase $500,000 principal amount of the Underlying Securities.  Specific information with respect to the partial redemption distribution is filed as Exhibit 99.1 hereto. No other reportable transactions or matters have occurred during the current reporting period.

Item 9.01                Financial Statements, Pro-Forma Financial Information and Exhibits.

(a)           Not Applicable.

(b)           Not Applicable.

(c)           Exhibits.

99.1           Trustee’s Report in respect of the August 8, 2007 Partial Redemption Distribution Date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trust Certificates (TRUCs), Series 2001-2 Trust

By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as Trustee on behalf of Trust Certificates (TRUCs), Series 2001-2 Trust

By:	/s/ David J. Kolibachuk
Name: David J. Kolibachuk
Title: Vice President

Dated:  August 8, 2007

EXHIBIT INDEX

Exhibit		Page

99.1	Trustee’s Report in respect of the August 8, 2007 Partial Redemption Distribution Date	5